UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 6, 2008
Eli Lilly and Company
(Exact Name of Registrant as Specified in Charter)

Indiana	001-06351	35-0470950
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Lilly Corporate Center
Indianapolis, Indiana	46285
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (317) 276-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☑   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
     On October 6, 2008, Eli Lilly and Company (the “Company”) issued a press release announcing that it has entered into an Agreement and Plan of Merger among ImClone Systems Incorporated (“ImClone”), the Company and Alaska Acquisition Corporation (the “Purchaser”), a wholly owned subsidiary of the Company, pursuant to which the Purchaser will commence a tender offer to purchase all of ImClone’s outstanding common stock at a purchase price of $70 per share in cash. The press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
99.1	Press Release, dated October 6, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELI LILLY AND COMPANY
Date: October 6, 2008	/s/ James B. Lootens
James B. Lootens
Secretary and Deputy General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated October 6, 2008.